SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 25, 1997
                                                 -----------------

                             Tel-Save Holdings, Inc.
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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                                     0-26728
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                            (Commission File Number)

                                   23-2827736
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                      (IRS Employer Identification Number)

                  6805 Route 202, New Hope, Pennsylvania 18938
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                    (Address of Principal Executive Offices)

                                 (215) 862-1500
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, If Changed Since Last Report)


Item 5.  Other Events

     On February 25, 1997, Registrant announced that it and its operating subsidiary, Tel-Save, Inc., had entered into a Telecommunications Marketing Agreement (the "Agreement"), dated as of February 22, 1997 and effective as of February 25, 1997, with America Online, Inc. ("AOL"), the terms of which are described in Registrant's Current Report on Form 8-K filed with the Commission on March 7, 1997 and the text of which was filed with the Commission on March 18, 1997 as Exhibit 10.32 to Registrant's Annual Report on Form 10-K for the year ended December 31, 1996. Attached hereto as Exhibits 10.1 and 10.2 are Nontransferable Warrants to Purchase Common Stock of Registrant (the "Warrants") issued by Registrant to AOL in connection with the Agreement. Attached hereto as
Exhibit 10.3 is a Voting Trust Agreement in which AOL agrees to deposit the shares of Registrant's Common Stock to be issued upon exercise of the Warrants in a voting trust whose trustee shall be Registrant's Chairman, Chief Executive Officer and controlling shareholder, Daniel Borislow. Attached hereto as Exhibit 10.4 is a Credit Facility between Registrant and Merrill Lynch International Bank Limited, under which Registrant received a $50 million margin advance to finance part of a $100 million initial payment to AOL under the Agreement; the Company held a U.S. Treasury Bill with a face value of $150 million as security for the margin advance.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

                      10.1 Nontransferable Warrant to Purchase 5,000,000 Shares of Common Stock of Tel-Save Holdings, Inc., dated as of February 22, 1997 and issued to America Online, Inc.

                      10.2 Nontransferable Warrant to Purchase up to 7,000,000 Shares of Common Stock of Tel-Save Holdings, Inc., dated as of February 22, 1997 and issued to America Online, Inc.

                      10.3        Voting Trust  Agreement,  dated as of February
                                  22,  1997,  among  Daniel  Borislow,   America
                                  Online, Inc. and Tel-Save Holdings, Inc.

                      10.4        Credit  Facility,  dated  as of  February  26,
                                  1997, between Tel-Save Holdings, Inc. and Merrill Lynch International Bank Limited.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TEL-SAVE HOLDINGS, INC.

                                     By: /s/ Aloysius T. Lawn, IV
                                         -----------------------
                                         Aloysius T. Lawn, IV
                                         General Counsel and
                                         Secretary

Date:  April 24, 1997

                                  EXHIBIT INDEX

10.1 Nontransferable Warrant to Purchase 5,000,000 Shares of Common Stock of Tel-Save Holdings, Inc., dated as of February 22, 1997 and issued to America Online, Inc.

10.2 Nontransferable Warrant to Purchase up to 7,000,000 Shares of Common Stock of Tel-Save Holdings, Inc., dated as of February 22, 1997 and issued to America Online, Inc.

10.3 Voting Trust Agreement, dated as of February 22, 1997, among Daniel Borislow, America Online, Inc. and Tel-Save Holdings, Inc.

10.4 Credit Facility, dated as of February 26, 1997, between Tel-Save Holdings, Inc. and Merrill Lynch International Bank Limited.